EXHIBIT 99.1

Accrued Interest Date:                                Collection Period Ending:
25-Sep-03                                                            30-Sep-03

Distribution Date:          BMW VEHICLE OWNER TRUST 2001-A            Period #
                            ------------------------------
27-Oct-03                                                                   29


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Balances
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                                                                              Initial        Period End
     Receivables                                                       $1,489,992,840      $315,225,002
     Pre-Funding Account                                                  $99,965,067                $0
     Capitalized Interest Account                                          $1,045,665                $0
     Reserve Account                                                      $22,349,893       $11,924,684
     Yield Supplement Overcollateralization                                $8,157,907        $1,242,784
     Class A-1 Notes                                                     $329,000,000                $0
     Class A-2 Notes                                                     $448,000,000                $0
     Class A-3 Notes                                                     $499,000,000        $8,182,218
     Class A-4 Notes                                                     $274,000,000      $274,000,000
     Class B Notes                                                        $31,800,000       $31,800,000

Current Collection Period
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     Beginning Receivables Outstanding                                   $342,060,564
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                $15,278,305
           Receipts of Pre-Paid Principal                                 $11,002,135
           Liquidation Proceeds                                              $306,142
           Principal Balance Allocable to Gross Charge-offs                  $248,979
           Release from Pre-Funding Account                                        $0
        Total Receipts of Principal                                       $26,835,562

        Interest Distribution Amount
           Receipts of Interest                                            $2,458,487
           Servicer Advances                                                       $0
           Reimbursement of Previous Servicer Advances                      ($595,391)
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $31,175
           Capitalized Interest Payments                                           $0
           Net Investment Earnings                                             $9,764
        Total Receipts of Interest                                         $1,904,034

        Release from Reserve Account                                               $0

     Total Distribution Amount                                            $28,490,617

     Ending Receivables Outstanding                                      $315,225,002

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance               $2,332,800
     Current Period Servicer Advance                                               $0
     Current Reimbursement of Previous Servicer Advance                     ($595,391)
     Ending Period Unreimbursed Previous Servicer Advances                 $1,737,409

Collection Account
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     Deposits to Collection Account                                       $28,490,617
     Withdrawals from Collection Account
        Servicing Fees                                                       $285,050
        Class A Noteholder Interest Distribution                           $1,303,416
        First Priority Principal Distribution                                      $0
        Class B Noteholder Interest Distribution                             $144,690
        Regular Principal Distribution                                    $26,702,629
        Reserve Account Deposit                                                    $0
        Unpaid Trustee Fees                                                        $0
        Excess Funds Released to Depositor                                    $54,832
     Total Distributions from Collection Account                          $28,490,617



                                       1

Accrued Interest Date:                                Collection Period Ending:
25-Sep-03                                                            30-Sep-03

Distribution Date:          BMW VEHICLE OWNER TRUST 2001-A            Period #
                            ------------------------------
27-Oct-03                                                                   29
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Excess Funds Released to the Depositor
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        Release from Reserve Account                                               $0
        Release from Collection Account                                       $54,832
     Total Excess Funds Released to the Depositor                             $54,832

Note Distribution Account
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     Amount Deposited from the Collection Account                         $28,150,734
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $28,150,734

Distributions
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     Monthly Principal Distributable Amount                           Current Payment    Ending Balance   Per $1,000      Factor
     Class A-1 Notes                                                               $0                $0      $0.00         0.00%
     Class A-2 Notes                                                               $0                $0      $0.00         0.00%
     Class A-3 Notes                                                      $26,702,629        $8,182,218     $53.51         1.64%
     Class A-4 Notes                                                               $0      $274,000,000      $0.00       100.00%
     Class B Notes                                                                 $0       $31,800,000      $0.00       100.00%

     Interest Distributable Amount                                    Current Payment        Per $1,000
     Class A-1 Notes                                                               $0             $0.00
     Class A-2 Notes                                                               $0             $0.00
     Class A-3 Notes                                                         $136,632             $0.27
     Class A-4 Notes                                                       $1,166,783             $4.26
     Class B Notes                                                           $144,690             $4.55



Carryover Shortfalls
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                                                                             Prior Period         Current
                                                                               Carryover          Payment   Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-2 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-3 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-4 Interest Carryover Shortfall                                        $0                $0         $0
     Class B Interest Carryover Shortfall                                          $0                $0         $0


Receivables Data
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                                                                     Beginning Period     Ending Period
     Number of Contracts                                                       30,131            28,919
     Weighted Average Remaining Term                                            24.71             23.87
     Weighted Average Annual Percentage Rate                                    7.57%             7.58%

     Delinquencies Aging Profile End of Period                          Dollar Amount        Percentage
        Current                                                          $270,062,968            85.67%
        1-29 days                                                         $34,617,985            10.98%
        30-59 days                                                         $7,658,670             2.43%
        60-89 days                                                         $1,782,399             0.57%
        90-119 days                                                          $315,642             0.10%
        120+ days                                                            $787,338             0.25%
        Total                                                            $315,225,002           100.00%
        Delinquent Receivables +30 days past due                          $10,544,048             3.34%


                                       2

Accrued Interest Date:                                Collection Period Ending:
25-Sep-03                                                            30-Sep-03

Distribution Date:          BMW VEHICLE OWNER TRUST 2001-A            Period #
                            ------------------------------
27-Oct-03                                                                   29
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     Charge-offs
        Gross Principal Charge-Offs for Current Period                       $248,979
        Recoveries for Current Period                                         $31,175
        Net Losses for Current Period                                        $217,804

        Cumulative Realized Losses                                         $8,094,206


     Repossessions                                                      Dollar Amount             Units
        Beginning Period Repossessed Receivables Balance                     $920,258                53
        Ending Period Repossessed Receivables Balance                        $824,317                47
        Principal Balance of 90+ Day Repossessed Vehicles                    $127,723                 8



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                      $1,375,717
     Beginning Period Amount                                               $1,375,717
     Ending Period Required Amount                                         $1,242,784
     Current Period Release                                                  $132,933
     Ending Period Amount                                                  $1,242,784
     Next Distribution Date Required Amount                                $1,117,646

Capitalized Interest Account
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     Beginning Period Required Amount                                              $0
     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Current Period Release to Depositor                                           $0
     Ending Period Required Amount                                                 $0
     Ending Period Amount                                                          $0


Pre-Funding Account
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     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Release to Servicer for Additional Loans                                      $0
     Current Period Release for Deposit to Collection Account                      $0
     Ending Period Amount                                                          $0

Reserve Account
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     Beginning Period Required Amount                                     $11,924,684
     Beginning Period Amount                                              $11,924,684
     Net Investment Earnings                                                   $9,764
     Current Period Deposit                                                        $0
     Current Period Release to Collection Account                                  $0
     Current Period Release to Depositor                                           $0
     Ending Period Required Amount                                        $11,924,684
     Ending Period Amount                                                 $11,924,684



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